Exhibit 99

Public Service Enterprise Group 80 Park Plaza Newark, NJ 07102

CONTACT:
Investor Relations	Media Relations
Carlotta.Chan@pseg.com	Marijke.Shugrue@pseg.com
973-430-6565	908-531-4253

PSEG 2021 Investor Conference Features 90% Regulated Business Mix

and Leading ESG Position

Increases 2021-2025 Utility Capital Spending by $1 Billion to a Range of $14 Billion to $16 Billion

Initiates 2022 non-GAAP Operating Earnings Guidance of $3.30 to $3.60 per Share

Introduces Long-Term non-GAAP Operating Earnings Growth Rate of 5% to 7% to 2025

Raises 2022 Indicative Dividend per Share Increase to $0.12 per Share

Announces $500 Million Share Repurchase upon Close of Fossil Sale

(Newark, NJ – September 27, 2021) – PSEG today held its 2021 Investor Conference to provide the investment community with a strategic and financial review and outlook.

Ralph Izzo, PSEG Chairman, President and CEO, presented a future PSEG with a 90% regulated business mix following the close of the sale of PSEG Power’s Fossil assets, expected later this year or early in 2022. “PSEG is already a predominantly regulated company with contracted, zero-carbon infrastructure investments and a strong set of growth opportunities. The stability and predictability of our business continues to improve, driven by a long runway of investments at our best-in-class utility, Public Service Electric and Gas.”

PSEG also announced that it is increasing the 2021 to 2025 Utility capital spending program by $1 billion, to $14 billion to $16 billion, which will strengthen PSE&G’s rate base compound annual growth rate within the existing range of 6.5% to 8%. The incremental planned expenditures at PSE&G will focus on last mile electric system modernization, through a planned investment proposal called the Infrastructure Advancement Program (IAP), expected to be filed with New Jersey regulators in the coming months.

“Our five-year capital program continues to position us to make meaningful progress in combating climate change with our award-winning, $1 billion Energy Efficiency programs, the methane reduction work of our Gas System Modernization II programs, and advancements in the electrification of the state’s transportation infrastructure,” said Izzo.

PSEG presented its compelling ESG credentials, anchored by its recent announcement to accelerate its net-zero climate vision by 20 years to 2030. This announcement is consistent with PSEG’s Powering Progress vision of a future in which people use less energy, and that energy is cleaner and delivered more reliably than ever.

PSEG’s financial strength is enabling the anticipated funding of an expanded capital expenditure program through 2025 without the need for new equity. PSEG’s improved business mix has also added stability and predictability to our financial profile, along with greater financial flexibility. As a result, PSEG announced several significant items, including:

•	initiating 2022 non-GAAP Operating Earnings guidance of $3.30 to $3.60 per share, exclusive of results from Fossil

•	establishing a long-term, non-GAAP consolidated Operating Earnings growth rate of 5% to 7% to 2025, based upon the mid-point of our just issued, 2022 guidance

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raising the indicative 2022 Common Stock Dividend by $0.12 per share, signaling an indicative 2022 dividend of $2.16 per share beginning in the first quarter of 2022, with declaration of dividends subject to approval by the Board of Directors, and

•	announcing a $500 million share repurchase program to be implemented upon the close of the Fossil sale

PSEG today also affirmed its full-year 2021 non-GAAP Operating Earnings guidance range of $3.50 to $3.65 per share.

In August, PSEG announced it had agreed to sell its PSEG Fossil generating portfolio for approximately $1.92 billion to subsidiaries of a fund controlled by ArcLight Capital Partners, LLC, advancing its position as a clean energy infrastructure-focused company. PSEG’s exit from the fossil generation business accelerates its transition to a primarily regulated and contracted business, with a zero-carbon operations and infrastructure investments platform.

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Public Service Enterprise Group Inc. (PSEG) (NYSE: PEG) is a publicly traded diversified energy company with approximately 13,000 employees. Headquartered in Newark, N.J., PSEG’s principal operating subsidiaries are: Public Service Electric and Gas Co. (PSE&G), PSEG Power and PSEG Long Island. PSEG is a Fortune 500 company included in the S&P 500 Index and has been named to the Dow Jones Sustainability Index for North America for 13 consecutive years (https://corporate.pseg.com).

Non-GAAP Financial Measures

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items.

The presentation of non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this release may not be comparable to similarly titled measures used by other companies.

Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.

Forward-Looking Statements

Certain of the matters discussed in this report about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward- looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:

•	any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;

•	lack of growth or slower growth in the number of customers or the failure of our Conservation Incentive Program to fully address a decline in customer demand;

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any equipment failures, accidents, severe weather events, acts of war or terrorism or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers;

•	any inability to recover the carrying amount of our long-lived assets;

•	any inability to maintain sufficient liquidity;

•	the impact of cybersecurity attacks or intrusions;

•	the impact of the ongoing coronavirus pandemic;

•	the impact of our covenants in our debt instruments on our operations;

•	adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements;

•	risks associated with the timeline and ultimate outcome of our strategic alternatives relating to the completion of the sale of our fossil generating fleet;

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the failure to complete, or delays in completing, our proposed investment in the Ocean Wind offshore wind project, or following the completion of our initial investment in the project, the failure to realize the anticipated strategic and financial benefits of the project;

•	fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;

•	our ability to obtain adequate fuel supply;

•	market risks impacting the operation of our generating stations;

•	changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns;

•	third-party credit risk relating to our sale of generation output and purchase of fuel;

•	any inability of PSEG Power to meet its commitments under forward sale obligations;

•	reliance on transmission facilities to maintain adequate transmission capacity for our power generation fleet;

•	the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;

•	PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;

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the absence of a long-term legislative or other solution for our New Jersey nuclear plants that sufficiently values them for their carbon-free, fuel diversity and resilience attributes, or the impact of the current or subsequent payments for such attributes being materially adversely modified through legal proceedings;

•	adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning and transmission returns;

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risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;

•	changes in federal and state environmental regulations and enforcement; and

•	delays in receipt of, or an inability to receive, necessary licenses and permits.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward- looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com.

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